EXHIBIT 99.1

3D Systems Announces CFO Transition and Reiterates 2022 Guidance

  Veteran CFO Wayne Pensky to serve as Interim Chief Financial Officer
  Company reiterates 2022 full-year guidance

ROCK HILL, S.C., April 25, 2022 (GLOBE NEWSWIRE) -- 3D Systems (NYSE:DDD) today announced that Jagtar Narula is stepping down as the company’s Chief Financial Officer, effective May 20, 2022, to accept a new career opportunity. Wayne Pensky, former chief financial officer of Hexcel Corporation (NYSE:HXL), has been appointed interim CFO, effective May 21. The company has initiated an executive search to identify a permanent finance leader.

“I want to thank Jagtar for his dedication and leadership as we have executed on a transformational plan to refocus our business portfolio on additive manufacturing, driving improved growth and operating performance, while significantly strengthening our balance sheet. We have made tremendous progress on all facets of our business plan and I appreciate the important contributions Jagtar has made during his tenure with the company. I wish him continued success in the next chapter of his career. I am also delighted that Wayne will assume the role of interim chief financial officer. Wayne is a veteran finance leader who is uniquely positioned to serve in an interim capacity, having played a significant role in the earliest stages of our transformation process at 3D Systems in 2020. I believe that Wayne will ensure we do not miss a step as we move through this transition period.”

Mr. Pensky retired in 2017 after 24 years with Hexcel, a multinational manufacturer of advanced composite materials used in aerospace and industrial applications. He served as CFO for his last 10 years with Hexcel, during which time Hexcel’s revenue doubled to more than $2 billion and its net income grew nearly four-fold. Prior to that, he held a variety of financial leadership roles including head of finance, corporate controller and chief accounting officer. Pensky began his career with Arthur Andersen & Co, where he served 14 years. He earned a Master of Business Administration from the University of California at Berkeley.

Reiterates Full Year 2022 Guidance
In its fourth quarter 2021 earnings release, the company provided annual guidance for revenue, non-GAAP gross margins, and non-GAAP operating expenses for the full year 2022. The company confirms that it expects full-year 2022 revenue to be within a range of $570 million and $630 million. The company expects full-year 2022 non-GAAP gross margins to be between 40% to 44% and non-GAAP operating expenses to be between $225 million and $250 million. The company’s 2022 guidance assumes no significant increase in macroeconomic and geopolitical factors that would negatively impact its business.

Forward-Looking Statements
Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings “Forward-Looking Statements” and “Risk Factors” in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as the date of the statement. 3D Systems undertakes no obligation to update or revise any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise, except as required by law.

Presentation of Information in this Press Release
3D Systems reports its financial results in accordance with GAAP. Management also reviews and reports certain non-GAAP measures, including non-GAAP gross margins and non-GAAP operating expenses. These non-GAAP measures exclude certain special items that management does not view as part of 3D Systems’ underlying results as they may be highly variable, may be unusual or infrequent, are difficult to predict and can distort underlying business trends and results. Management believes that the non-GAAP measures provide useful additional insight into underlying business trends and results and provide a more meaningful comparison of period-over-period results. Additionally, management uses the non-GAAP measures for planning, forecasting and evaluating business and financial performance, including allocating resources and evaluating results relative to employee compensation targets. 3D Systems’ non-GAAP measures are not calculated in accordance with or as required by GAAP and may not be calculated the same as similarly titled measures used by other companies. These non-GAAP measures should thus be considered as supplemental in nature and not considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP.

To calculate the non-GAAP measures, 3D Systems excludes the impact of the following items:

  amortization of intangible assets, a non-cash expense, as 3D Systems’ intangible assets were primarily acquired in connection with business combinations;
  costs incurred in connection with acquisitions and divestitures, such as legal, consulting and advisory fees;
  stock-based compensation expenses, a non-cash expense;
  restructuring charges (cost optimization plans), impairment charges, including goodwill, divestiture gains or losses, and severance charges pertaining to senior level employees;
  certain compensation expense related to the 2021 Volumetric acquisition; and
  revenue from divestitures included in current and comparable periods necessary to calculate revenue growth excluding the impact of divestitures

Amortization of intangibles, acquisition and divestiture related costs are excluded from non-GAAP measures as the timing and magnitude of business combination transactions are not predictable, can vary significantly from period to period and the purchase price allocated to amortizable intangible assets and the related amortization period are unique to each acquisition. Amortization of intangible assets will recur in future periods until such intangible assets have been fully amortized. While intangible assets contribute to the Company’s revenue generation, the amortization of intangible assets does not directly relate to the sale of the Company’s products or services. Additionally, intangible asset amortization expense typically fluctuates based on the size and timing of the Company’s acquisition activity. Accordingly, the Company believes excluding the amortization of intangible assets enhances the Company’s and investors’ ability to compare the Company’s past financial performance with its current performance and to analyze underlying business performance and trends. Although stock-based compensation is a key incentive offered to certain of our employees, we continue to evaluate our business performance excluding stock-based compensation; therefore, it is excluded from non-GAAP measures. Stock-based compensation expenses will recur in future periods. Restructuring charges (cost optimization plans), impairment charges, including goodwill, divestiture gains or losses, and severance charges pertaining to senior level employees, are excluded from non-GAAP measures as the frequency and magnitude of these activities may vary widely from period to period. Additionally, impairment charges, including goodwill, are non-cash. Furthermore, 3D Systems excludes contingent consideration recorded as compensation expense related to the 2021 Volumetric acquisition from non-GAAP measures as management evaluates financial performance excluding this expense, which is viewed by management as similar to acquisition consideration.

3D Systems does not provide forward-looking guidance for certain measures on a GAAP basis. The company is unable to provide a quantitative reconciliation of forward-looking non-GAAP gross margins and non-GAAP operating expenses to the most directly comparable forward-looking GAAP measures without unreasonable effort because certain items, including legal, acquisition expenses, stock-compensation expense, intangible amortization expense, restructuring expenses, and goodwill impairment, are difficult to predict and estimate. These items are inherently uncertain and depend on various factors, many of which are beyond the company’s control, and as such, any associated estimate and its impact on GAAP performance could vary materially.

About 3D Systems
More than 30 years ago, 3D Systems brought the innovation of 3D printing to the manufacturing industry. Today, as the leading Additive Manufacturing solutions partner, we bring innovation, performance, and reliability to every interaction - empowering our customers to create products and business models never before possible. Thanks to our unique offering of hardware, software, materials and services, each application-specific solution is powered by the expertise of our application engineers who collaborate with customers to transform how they deliver their products and services. 3D Systems’ solutions address a variety of advanced applications in Healthcare and Industrial Solutions markets such as Medical and Dental, Aerospace & Defense, Automotive and Durable Goods. More information on the company is available at www.3dsystems.com.

Investor Contact: investor.relations@3dsystems.com
Media Contact: press@3dsystems.com